NOTE 12 - SUBSEQUENT EVENT	9 Months Ended
May 31, 2019
Disclosure Text Block [Abstract]
NOTE 12 - SUBSEQUENT EVENT

NOTE 12 - SUBSEQUENT EVENTS

On August 19, 2019 (the “Closing Date”), the Company entered into a Share Exchange Agreement (the “Stock Exchange Agreement”) with Cannis, Inc., a company organized under the laws of the state of Nevada, and Mr. Ching, the majority shareholder and officer and director for Cannis, Inc.

Pursuant to the Stock Exchange Agreement, Mr. Ching was issued an aggregate of 1,482,492,800 shares of Cannis, Inc’s common stock and 8,500,000 shares of Class A Preferred Stock, which has 100 for 1 voting rights per share, in exchange for all of his outstanding shares in the Company. As a result of the Share Exchange, Mr. Ching became the controlling shareholder of Cannis, Inc., owning a total of 99.99% of its outstanding common stock and 100% of its outstanding Class A Preferred Stock. The Share Exchange was accounted for under the business combination under common control of accounting. As a result of the Share Exchange, the Company ceased to be a “shell company.”

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. Based on this evaluation, the Company concluded that subsequent to May 31, 2019 but prior to August 19, 2019, the date the financial statements were available to be issued, there was no subsequent event that would require disclosure to or adjustment to the financial statements other than the ones disclosed above.